Form N-SAR

Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

     Eighteenth Amendment to Amended and Restated Trust Instrument dated December 10, 2014, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 76 to Janus Aspen Series registration statement on Form N-1A, filed on April 30, 2015; accession number 0000950123-15-004832 (File No. 33-63212).